         THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), NOR ANY STATE SECURITIES LAWS AND NEITHER THIS NOTE NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE CORPORATION RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF THIS NOTE, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE CORPORATION THAT THIS NOTE MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.

                                 MSU Corporation
                             (a Florida corporation)

                         10% Convertible Promissory Note
                       Due Two Years From The Date Hereof

                            Total Note: U.S. $100,000


         MSU Corporation, a Florida corporation (the "Corporation"), for value received, promises to pay (subject to the conversion provisions set forth herein) to the order of ______________________ (the "Holder"), two (2) years from the date hereof, (the "Due Date"), upon presentation of this convertible note (the "Note"), One Hundred Thousand ($100,000) Dollars (the "Principal Amount"). The Note is convertible into shares of common stock (the "Common Stock") of the Corporation as provided below in Section 2.

         The Corporation covenants, promises and agrees as follows:

         1. Interest. Interest at the rate of ten (10%) percent per annum shall be paid semi-annually in arrears from the date hereof until the Corporation's obligation with respect to the payment of such principal sum shall be discharged as herein provided. In the event that for any reason whatsoever any interest or other consideration payable with respect to this Note shall be deemed to be usurious by a court of competent jurisdiction under the laws of the State of New York or the laws of any other state governing the repayment hereof, then so much of such interest or other consideration as shall be deemed to be usurious shall be held by the Holder as security for the repayment of the principal amount hereof and shall otherwise be waived.

         2. Conversion.

         2.1. Option to Convert. The Holder shall have the right, at its option, to convert, in whole or in part, subject to the terms and provisions hereof, the then outstanding balance of the

Principal Amount of the Note into shares of Common Stock of the Corporation, the number of shares to be determined by dividing the outstanding balance of the Principal Amount of the Note to be converted by $2.00 (the "Conversion Price"), subject to adjustment as provided below in Section 6.

         2.2. Exercise of Conversion Right. The conversion right shall be exercised, if at all, by surrender of the Note to the Corporation at the address set forth below in Section 10, together with written notice of election executed by the Holder, which may be in the form which is included with this Note (hereinafter referred to as the "Conversion Notice") to convert such Note or a specified portion thereof into shares of Common Stock of the Corporation, the number of shares of which shall be determined by dividing the dollar amount being converted by the Conversion Price, subject to adjustment as provided below in Section 6.

         2.3. Mechanics of Conversion. No fractional shares of Common Stock shall be issued upon conversion of this Note. In lieu thereof, the Corporation shall round up to the nearest whole share. In the case of a dispute as to the calculation of the Conversion Price, the Corporation's calculation shall be deemed conclusive absent manifest error. In order to convert this Note into full shares of Common Stock, the Holder shall surrender this Note, duly endorsed, to the Corporation, together with the Conversion Notice that it elects to convert the same, the amount of principal to be so converted, and a calculation of the Conversion Price (with an advance copy of the Note and the notice by facsimile); provided, however, that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion unless either the Note is delivered to the Corporation as provided above, or the Holder notifies the Corporation that such Note has been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such Note.

         The date of conversion (the "Date of Conversion") shall be the date on which the Conversion Notice is received by the Corporation on behalf of the Corporation and the person or persons entitled to receive the shares issuable upon such conversion shall be treated for all purposes as the record Holder or Holders of such shares on such date.

         2.4. Involuntary Conversion. If at any time during the term of the Note, the closing market bid price of the Common Stock equals or exceeds $4.00 per share for a period of twenty (20) consecutive trading days as reported on a national exchange, (if any), NASDAQ or the Over-the-Counter Bulletin Board, the Note shall automatically be converted, on the last trading day of such period into a number of shares of Common Stock to be determined by dividing the outstanding balance of the Principal Amount of the

Note by the Conversion Price; subject to adjustment as provided in Section 6 below.

         2.5. Reservation of Shares. The Corporation shall at all times reserve and keep available, free from preemptive rights, unissued or treasury shares, shares of Common Stock sufficient to effect the conversion of this Note; and, if at any time, the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding principal of this Note, the Corporation will take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

         3. Prepayment. The Corporation shall have the right, at any time, up to and including June 30, 2000 to prepay this Note in full. In the event the Corporation notifies the Holder of its intention to prepay the Note in full, the Holder shall have the option with thirty days' notice thereof to convert the
Note in whole or in part into a number of shares of Common Stock, the number of shares to be determined by dividing the dollar amount to be converted by the Conversion Price, subject to adjustment as provided in Section 6 below, with the balance, if any, to be paid in cash by the Corporation in the event the Holder elects to convert less than the Principal Amount of the Note.

         4. Collateral. The Corporation's obligations hereunder are collateralized by a pledge of the following: (i) 500,000 shares of common stock of American Interactive Media Inc. registered in the name of the Corporation by the Corporation; (ii) 3,000,000 shares of the Corporation by Wynford Holloway, the Corporation's Chairman; and (iii) 250,000 shares of the Corporation by William Snowdon, the Corporation's Corporate Secretary.

         5. Default.

         5.1. Payment of this Note shall, at the election of the Holder, be accelerated immediately upon the occurrence of any of the following events (a "Default Event"):

         (a) The non-payment by the Corporation when due of principal and interest as provided in this Note.

         (b) If the Corporation (i) applies for or consents in writing to the appointment of, or if there shall be a taking of possession by, a receiver, trustee or liquidator for the Corporation of all or substantially all of its property; (ii) admits in writing its inability to pay its debts as they become due; (iii) makes a general assignment for the benefit of creditors; (iv) files any petition for relief under the Bankruptcy Code or any similar federal or state statute; or (v) has assessed or imposed against it, or if there shall exist, any general or specific lien for any federal, state or local taxes against any of its property or assets other than liens for taxes not yet due or being contested in good faith.


         (c) Any failure by the Corporation to issue and deliver shares of Common Stock as provided herein upon conversion of this Note, in whole or in part.

         Notwithstanding the foregoing, the Corporation shall have fifteen (15) days from the receipt of a written Notice of Default to cure said Default Event, and no acceleration of payment hereunder shall be deemed to have occurred until the thirtieth day after the Corporation's receipt of a written Notice of Default from the Holder of this Note. Upon such cure, the terms of this Note shall continue in effect.

         5.2. Each right, power or remedy of the Holder hereof upon the occurrence of any Default Event as provided for in this Note or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Note or now or hereafter existing at law or in equity or by statute, and the exercise by the Holder of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by the Holder hereof of any or all such other rights, powers or remedies.

         6. Anti-Dilution Adjustments. The Conversion Price shall be subject to adjustment as follows:

         (a) In case the Corporation shall at any time subdivide or combine the outstanding shares of common stock, declare a stock dividend, stock split, reverse stock split or other similar transaction or reclassify its common stock, the Conversion Price in effect immediately prior to such transaction shall be proportionately adjusted to reflect the effect of such transaction. Any such adjustment shall be effective at the close of business on the date such transaction shall become effective.

         (b) In case of a consolidation or merger of the Corporation with or into another corporation (other than a merger or consolidation in which the Corporation is the continuing corporation and which does not result in a reclassification of outstanding shares of common stock of the class issuable upon the conversion of this Note and pursuant to which the security holders of the Corporation are not entitled to receive securities of another issuer), or in case of any sale or conveyance to another corporation of the property of the Corporation as an entirety or substantially as an entirety, the Corporation or such successor or purchasing corporation, as the case may be, shall execute an instrument providing that the Holder of this Note shall have the right thereafter to convert this Note into the kind and amount of shares of stock and other securities and property receivable upon such reclassification, consolidation, merger, sale, or conveyance by the Holder of the number of shares of Common Stock of the Corporation into which this Note might have been converted immediately prior to such reclassification, consolidation, merger, sale, or conveyance. Such interest shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for herein. The foregoing provisions of this Note shall similarly apply to successive reclassification of shares of Common Stock and to successive consolidations, mergers, sales, or conveyances.

         7. Failure to Act and Waiver. No failure or delay by the Holder hereof to insist upon the strict performance of any term of this Note or to exercise any right, power or remedy consequent upon a Default Event hereunder shall constitute a waiver of any such term or of any such breach, or preclude the Holder hereof from exercising any such right, power or remedy at any later time or times. By accepting payment after the due date of any amount payable under this Note, the Holder hereof shall not be deemed to waive the right either to require payment when due of all other amounts payable under this Note, or to declare a Default Event for failure to effect such payment of any such other amount.

         The failure of the Holder of this Note to give notice of any failure or breach of the Corporation under this Note shall not constitute a waiver of any right or remedy in respect of such continuing failure or breach or any subsequent failure or breach.

         8. Consent to Jurisdiction. The Corporation hereby agrees and consents that any action, suit or proceeding arising out of this Note shall be brought in any appropriate court in the State of New York, and by the issuance and execution of this Note the Corporation irrevocably consents to the jurisdiction of each such court.

         9. Transfer/Negotiability. This Note shall be transferred on the books of the Corporation only by the registered Holder hereof or by its attorney duly authorized in writing or by delivery to the Corporation of a duly executed assignment. The foregoing notwithstanding, the Corporation shall not transfer this Note nor any of the shares of Common Stock issuable upon conversion hereunder except pursuant to registration under the act or an available exemption from the registration requirements of the Act. Neither the Corporation nor its Transfer Agent shall be obligated to effect any such transfer unless it shall have received an opinion of counsel to the Holder reasonably satisfactory to the Corporation and its Transfer Agent stating that such removal of the legend complies with the provisions of the Act. The Corporation shall be entitled to treat any holder of record of the Note as the holder in fact thereof and shall not be bound to recognize any equitable or other claim to or interest in this Note in the name of any other person, whether or not it shall have express or other notice thereof, save as expressly provided by the laws of New York.

         10. Notices. All notices and communications under this Note shall be in writing and shall be either delivered in person or accompanied by a signed receipt therefor or mailed first-class United States certified mail, return receipt requested, postage prepaid, and addressed as follows:

if to the Corporation, to:

MSU Corporation
Elder House
526-528 Elder Gate
Central Milton Keynes MK9 1LR
United Kingdom

Attention: Wynford P. Holloway, Chairman

if to the Holder, to the address of such Holder as it appears in the subscription documents delivered by the Holder to the Corporation.

         11. Governing Law. This Note shall be governed by and construed and enforced in accordance with the laws of the State of New York, or, where applicable, the laws of the United States, without regard to conflicts of law.







                      (This Space Left Blank Intentionally)

         IN WITNESS WHEREOF, the Corporation has caused this Note to be duly executed as of the ___ day of _______, 1999.


                                                  MSU CORPORATION


                                                  By: /s/
                                                      --------------------------
                                                      Company Secretary

                                CONVERSION NOTICE

                                 MSU CORPORATION

                  The undersigned holder (the "Holder") of a 10 %, $100,000 Principal Amount Convertible Promissory Note (the "Note"), hereby elects to convert U.S. $ of said Note into shares of common stock of MSU Corporation in accordance with the terms of the Note. Holder hereby directs that any such shares be issued in the name of and delivered to the Holder or if so specified, to the person or entity named below.

Dated ____________



Name _____________________



                                              Signature ________________________


                                              Address __________________________